                                                                    EXHIBIT 99.2



                          NOTICE OF GUARANTEED DELIVERY

                                 SHOLODGE, INC.

                                 EXCHANGE OFFERS

                                       FOR

        9.75% SENIOR SUBORDINATED NOTES, SERIES A, DUE NOVEMBER 2006 AND
          9.55% SENIOR SUBORDINATED NOTES, SERIES B, DUE SEPTEMBER 2007
      AND SOLICITATION OF CONSENTS FOR AMENDMENTS TO THE RELATED INDENTURE


     THE EXCHANGE OFFERS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
   ON     , 2002 (THE "EXPIRATION DATE") UNLESS EXTENDED BY SHOLODGE, INC.


                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                BY MAIL                                 BY HAND                         BY OVERNIGHT DELIVERY

      DB Services Tennessee, Inc.         Deutsche Bank Trust Company Americas       DB Services Tennessee, Inc.
          Reorganization Unit              C/O The Depository Trust Clearing     Corporate Trust & Advisory Services
            P.O. Box 292737                           Corporation                        Reorganization Unit
        Nashville, TN 37229-2737               55 Water Street, 1st Floor              648 Grassmere Park Road
                                                 Jeanette Park Entrance                  Nashville, TN 37211
                                                   New York, NY 10041


          By Facsimile:                                      By Telephone:
        (615) 835-3701                                      (800) 735-7777
(For Eligible Institutions Only)

         This form or one substantially equivalent hereto must be used by registered holders of outstanding 9.75% Senior Subordinated Notes, Series A, due 2006 ("Series A Notes") and 9.55% Senior Subordinated Notes, Series B, due 2007 ("Series B Notes," and together with the Series A Notes, the "Old Notes") who wish to tender their Old Notes in exchange for 10.15% Senior Subordinated Notes, Series A-1, due 2006 ("Series A-1 Notes") or 9.95% Senior Subordinated Notes, Series B-1, due 2007 ("Series B-1 Notes," and together with the Series A-1 Notes, the "New Notes"), respectively, pursuant to the exchange offer described in the Prospectus dated __________, 2002 (the "Prospectus") of ShoLodge, Inc. (the "Company") if the holder's Old Notes are not immediately available or if such holder cannot deliver its Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to [Deutsche Bank] (the "Exchange Agent") prior to 12:00 midnight., New York City time, on , 2002. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures" in the Prospectus.

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company the principal amount of the applicable series of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED



                              Name and Address of
                            Registered Holder as it   Series of Old notes      Certificate Number(s) for   Principal Amount of Old
 Name of Tendering Holder   appears on the Old Notes    to be Exchanged        Old Notes Being Tendered     Notes Being Tendered
 ------------------------   ------------------------    ---------------        -------------------------   -----------------------


 ------------------------   ------------------------    ---------------        -------------------------   ------------------------

 ------------------------   ------------------------    ---------------        -------------------------   ------------------------

 ------------------------   ------------------------    ---------------        -------------------------   ------------------------

 ------------------------   ------------------------    ---------------        -------------------------   ------------------------

                                PLEASE SIGN HERE

X                                                                       , 2002
  -----------------------------          ------------------------------

X                                                                       , 2002
  -----------------------------          ------------------------------

X                                                                       , 2002
  -----------------------------          ------------------------------
     SIGNATURE(S) OF OWNER                         DATE




         Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


                      PLEASE PRINT NAME(S) AND ADDRESS(ES)


Name(s):
             ------------------------------------------------------------------

             ------------------------------------------------------------------

Capacity:
             ------------------------------------------------------------------

Address(es):
             ------------------------------------------------------------------

             ------------------------------------------------------------------


         The Depository Trust Company (Check if Old Notes will be tendered by book-entry transfer) Account Number: _____________________________



             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED.

                    THE FOLLOWING GUARANTEE MUST BE COMPLETED
                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guaranteed, and any other documents required by the Letter of Transmittal within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
                   --------------------          ----------------------------
                                                    (Authorized Signature)

Address:
                   --------------------          ----------------------------
                                           Title:
                   --------------------          ----------------------------



Area Code and
Telephone Number                           Name:
                   --------------------           ----------------------------
                                           Date:
                                                  ----------------------------



NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.